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Exhibit 10.8

AMENDMENT NO. 1
TO
AMENDED AND RESTATED TAX SHARING AGREEMENT

WHEREAS, Zenith National Insurance Corp. ("Zenith National"), and its subsidiaries Zenith Insurance Company, CalRehab Services, Inc. (formerly ZNAT Rehabilitation Services, Inc.), CalFarm Insurance Company, CalFarm Insurance Agency, Cal-Ag Insurance Services, Inc., CalFarm Annuity Services Company, ZNAT Insurance Company, CalFarm Life Insurance Company, Zenith Star Insurance Company and Perma-Bilt, a Nevada Corporation (the "Existing Subsidiaries"), have previously entered into an Amended and Restated Tax Sharing Agreement; and

WHEREAS, Zenith National Insurance Corp. has entered into an agreement to sell 100% of the common stock of CalFarm Life Insurance Company to Anchor National Life Insurance Company ("Anchor") or an affiliate designated by it; and

WHEREAS, it is necessary to amend the Amended and Restated Tax Sharing Agreement accordingly;

IN CONSIDERATION OF THE PREMISES, the parties agree as follows;

1.
Effective as of the close of business of the closing date of the sale of CalFarm Life Insurance Company to Anchor, CalFarm Life Insurance Company shall be deleted as a party to the inter-company Amended and Restated Tax Sharing Agreement.

2.
In all other respects the Amended and Restated Tax Sharing Agreement remains unchanged.

IN WITNESS WHEREOF, each of the undersigned parties has caused this Amendment No. 1 to be executed on its behalf, this 28th day of December, 1995.

ZENITH NATIONAL INSURANCE CORP.		ZENITH INSURANCE COMPANY
By:	/s/ FREDRICKA TAUBITZ	By:	/s/ FREDRICKA TAUBITZ

ZENITH STAR INSURANCE COMPANY		CALFARM INSURANCE COMPANY
By:	/s/ FREDRICKA TAUBITZ	By:	/s/ FREDRICKA TAUBITZ

CALFARM LIFE INSURANCE COMPANY		CALFARM INSURANCE AGENCY
By:	/s/ FREDRICKA TAUBITZ	By:	/s/ FREDRICKA TAUBITZ

CALFARM ANNUITY SERVICES COMPANY		CALREHAB SERVICES, INC.
By:	/s/ JOHN J. TICKNER	By:	/s/ FREDRICKA TAUBITZ

CAL-AG INSURANCE SERVICES, INC.		ZNAT INSURANCE COMPANY
By:	/s/ FREDRICKA TAUBITZ	By:	/s/ FREDRICKA TAUBITZ

ZENITH STAR INSURANCE COMPANY		PERMA-BILT, a Nevada Corporation
By:	/s/ FREDRICKA TAUBITZ	By:	/s/ WILLIAM MCCORMICK

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AMENDMENT NO. 1 TO AMENDED AND RESTATED TAX SHARING AGREEMENT